UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2023

COMPASS DIGITAL ACQUISITION CORP.

(Exact name of registrant as specified in charter)

Cayman Islands	001-40912	98-1588328
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

195 US Hwy 50, Suite 208 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(310) 954-9665

(Registrant’s telephone number, including area code)

3626 N Hall St, Suite 910,

Dallas, TX 75219

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CDAQ	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CDAQW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CDAQU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2023, HCG Opportunity, LLC (the “Sponsor”) and Compass Digital Acquisition Corp. (the “Company”) entered into an agreement (“Non-Redemption Agreement”) with an unaffiliated third party investor in exchange for such investor agreeing not to redeem an aggregate of 140,000 Class A ordinary shares (“Non-Redeemed Shares”) at the extraordinary general meeting called by the Company (the “Meeting”) to approve a proposal to amend the Company’s amended and restated articles of association (the “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Extension Amendment Proposal”) from October 19, 2023 to July 19, 2024 (the “Extension”) and to approve a proposal to amend the Charter to permit the issuance of Class A ordinary shares to holders of the Class B ordinary shares, upon the exercise of the right of a holder of the Class B ordinary shares to convert such Class B ordinary shares into Class A ordinary shares on a one-for-one basis, at any time and from time to time, prior to the closing of an initial business combination (the “Founder Share Amendment Proposal”). In exchange for the foregoing commitment with the Company not to redeem the Non-Redeemed Shares, the Sponsor has agreed to transfer to such investor an aggregate of 21,000 Class B ordinary shares of the Company held by the Sponsor, promptly following the closing of the Company’s initial business combination (but no later than two business days after the satisfaction of the requisite conditions to such transfer) if they do not exercise their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting and the Extension Amendment Proposal is approved. The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s shareholders at the Meeting but will increase the amount of funds that remain in the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”) following the Meeting. The Company may enter into additional, similar non-redemption agreements in connection with the Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01. Other Events

On October 10, 2023, the Company announced the postponement of the Meeting until 1:00 PM Eastern time on October 19, 2023. Accordingly, the deadline for a demand for redemption of the Class A ordinary shares has been extended to 5:00 PM Eastern time on October 17, 2023. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders as of the September 21, 2023 record date can vote, even if they have subsequently sold their shares. Shareholders who wish to withdraw their previously submitted redemption request may do so by requesting that the transfer agent return such shares prior to the rescheduled meeting on October 19, 2023. A copy of the press release issued by the Company postponing the Meeting is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

If the Founder Share Amendment Proposal is approved at the Meeting, the Sponsor and Compass Digital SPAC, LLC (the “Old Sponsor”) may elect to convert their Class B ordinary shares (the “Class B Conversion”) to Class A ordinary shares at any time following the Meeting in accordance with the Charter. Notwithstanding any Class B Conversion, the Sponsor and the Old Sponsor will not be entitled to receive any funds from the Trust Account (through redemptions or otherwise) in respect of any Class A ordinary shares they receive pursuant to the Class B Conversion, and such Class A ordinary shares will continue to be subject to the same restrictions applicable to the Class B ordinary shares under the Letter Agreement dated October 14, 2021 with the Company.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of October 5, 2023, which was approximately $223.41 million, the preliminary estimated per-share price at which public shares will be redeemed in connection with an Election will be approximately $10.54 at the time of the Meeting. The closing price of the public shares on Nasdaq on October 9, 2023 was $10.51. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the preliminary estimated per-share redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

Forward Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding likelihood of the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the likelihood, timing or quantum of the Class B Conversion, the amount of cash in the Company’s trust account or our preliminary estimated per-share redemption price, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, and actual results could differ materially from those contemplated by the forward-looking statements, so undue reliance should not be placed on forward-looking statements. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”), under the “Risk Factors” section in the Company’s definitive proxy statement (the “Proxy Statement”) relating to the Meeting, filed by the Company with the SEC on September 29, 2023, and in other reports filed by the Company with the SEC. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: CDAQ.info@investor.morrowsodali.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension Amendment Proposal. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
99.1	Press Release, dated October 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS DIGITAL ACQUISITION CORP.

Date: October 10, 2023	By:	/s/ Thomas Hennessy
	Name:	Thomas Hennessy
	Title:	Chief Executive Officer